Exhibit 10.43

THIRD AMENDMENT

TO

LIMITED PARTNERSHIP AGREEMENT

AND

AMENDED AND RESTATED LIMITED PARTNERSHIP CERTIFICATE

OF

COACHMAN'S LIMITED PARTNERSHIP

This THIRD AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT AND AMENDED AND RESTATED LIMITED PARTNERSHIP CERTIFICATE OF COACHMAN'S LIMITED PARTNERSHIP (this "Amendment") is entered into as of the 23rd day of January, 2003.

RECITALS:

A. As of April 12, 1988, Interstate Business Corporation (the "General Partner") and one or more other parties (collectively, the "Limited Partners") formed a limited partnership known as Coachman's Landing Apartments (the "Partnership"), pursuant to the laws of the State of Maryland, and caused their Certificate of Limited Partnership of Coachman's Limited Partnership (the "Original Certificate") to be filed among the partnership records of the Maryland State Department of Assessments and Taxation (the 'Partnership Records") on April 21, 1988. The Original Certificate was amended by that certain Limited Partnership Agreement and Amended and Restated Limited Partnership Certificate of Coachman's Limited Partnership (the "Agreement and Amended and Restated Certificate"), signed by the General Partner the other Partners in the Partnership, and filed among the Partnership Records on November 30, 1988. The Original Certificate, as amended by the aforesaid Agreement and Amended and Restated Certificate, and as the same has been or may have been further amended, is referred to herein as the "Certificate". The organizational documents of the Partnership, including the Certificate and this Amendment (collectively, the "Partnership Organizational Documents"), are listed on Exhibit A which is attached hereto and incorporated herein by reference. Capitalized terms used herein without definition shall have the meanings given to them in the Partnership Organizational Documents.

B. This Amendment is entered into by the General Partner and by AMERICAN HOUSING PROPERTIES, L.P., a Delaware corporation (the "Managing General Partner") to reflect the admission of the Managing General Partner as Managing General Partner of the Partnership and as Limited Partner in the Partnership, the withdrawal from the Partnership of a former Limited Partner, and for other purposes as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, which is incorporated herein by reference as if fully restated, and in further consideration of the mutual representations, warranties, covenants, promises, certifications and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereby agree as follows:

1. Admission as Partner.

(a) Managing General Partner. Pursuant to the Partnership Organizational Documents, the Managing General Partner is hereby admitted to the Partnership as Managing General Partner, with a Percentage Interest as set forth in Exhibit A attached hereto. By signing below, the Managing General Partner hereby agrees to bound in all respects by the Partnership Organizational Documents. All other general and limited partners in the Partnership are also signing below to signify their concurrence in the admission of the Managing General Partner as Managing General Partner in the Partnership with Percentage Interest as aforesaid.

(b) Limited Partner. Pursuant to the Partnership Organizational Documents, the Managing General Partner is hereby admitted to the Partnership as a Limited Partner, with a Percentage Interest as set forth in Exhibit A attached hereto. By signing below, the Managing General Partner hereby agrees to bound in all respects by the Partnership Organizational Documents. All other general and limited partners in the Partnership are also signing below to signify their concurrence in the admission of the Managing General Partner as Limited Partner in the Partnership with Percentage Interest as aforesaid.

2. Withdrawal; Redemption. The Withdrawing Partner identified as such on the signature page hereto (the "Withdrawing Partner') hereby withdraws from the Partnership. By signing below, the Managing General Partner and all other general and limited partners in the Partnership hereby acknowledge and accept the said withdrawal by the Withdrawing Partner from the Partnership, and hereby redeem all interests of the Withdrawing Partner in the Partnership.

3. General.

(a) Notices hereunder and under the Partnership Organizational Documents shall be in writing and shall be deemed to be sufficiently given or made when delivered via prepaid certified or registered first class U.S. mail, return receipt requested, to the parties at their addresses set forth on Exhibit A hereto. The notice addresses of the parties for the purpose hereof may be changed at any time and from time to time by notice given in accordance with the foregoing.

(b) This Amendment has been executed in, is to be performed in, and shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maryland. This Amendment and the rights, powers and duties set forth herein shall be binding upon and inure to the benefit of the parties and their legal representatives, successors assigns. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable shall not affect the validity or unenforceability of any other provision hereof. This Amendment may be executed in multiple counterparts and/or via multiple and separate signature pages. All such counterparts and signature pages shall constitute collectively one Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first set forth above.

General Partner:

INTERSTATE BUSINESS CORPORATION
a Delaware corporation

By: /s/ J. Michael Wilson
J. Michael Wilson, President

Managing General Partner

AMERICAN HOUSING PROPERTIES, L.P.
a Delaware limited partnership

By: /s/ J. Michael Wilson
Print: J. Michael Wilson
Title: President

The undersigned hereby consents to the foregoing and, upon and immediately after admission of the Managing General Partner as a Partner in the Partnership, has withdrawn and hereby withdraws from the Partnership.

Withdrawing Limited Partner:

WILSON SECURITIES CORPORATION,
a Delaware corporation

By: /s/ J. Michael Wilson
J. Michael Wilson, President

Exhibit A
Coachman's Limited Partnership
January 23, 2003

ORGANIZATIONAL DOCUMENTS:

Limited Partnership Certificate of Coachman's Limited Partnership, filed April 21, 1988

Limited Partnership Agreement and Amended and Restated Limited Partnership Certificate of Coachman's Limited Partnership, filed November 30, 1988

Assignment of Partnership Interest and Amendment to the Certificate of Limited Partnership of Coachman's Limited Partnership, dated as of June 30, 1997

IGC transferred 0.9 percent GP interest, and 49 percent LP interest, to IBC

Assignment of Partnership Interest and Amendment to the Certificate of Limited Partnership of Coachman's Limited Partnership, dated as of September 28, 2001

IGC transferred 0.1 percent GP interest to IBC, and withdrew from the Partnership

IBC transferred 0.1 percent LP interest to WSC

Third Amendment to Limited Partnership Agreement and Amended and Restated Limited Partnership Certificate of Coachman's Limited Partnership, dated January 23, 2003

Admission of American Housing Properties, L.P. as Limited Partner and Managing General Partner

Withdrawal of Wilson Securities Corporation as Limited Partner
PARTNERSHIP INTERESTS:
	Capital Contribution	Percentage Interest

Managing General Partner:
American Housing Properties, L.P.
222 Smallwood Village Center
St. Charles (Waldorf), Maryland 20602
301-843-8600

Limited Partner:
American Housing Properties L.P.
222 Smallwood Village Center
St. Charles (Waldorf), Maryland 20602
301-843-8600

General Partner
Interstate Business Corporation
222 Smallwood Village Center
St. Charles (Waldorf), Maryland 20602
301-843-8600

	$126,316.00 $1,073,684.00 N/A	10% 85% 5%